West Coast Investor Meetings Mr. Edward L. Rand, Jr. Chief Financial Officer Mr. Frank B. O'Neil Investor Relations Offier November 28-30,2006

ProAssurance Contacts Traveling Available

ProAssurance Contacts Caution Regarding Forward Looking Statements This presentation communicates historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events; any items in this presentation that are not historical information are specifically identified as forward-looking statements. These forward-looking statements are identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “preliminary,” “project,” “should,” “will” and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from the expected results described in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this presentation clearly identified as giving our outlook on future business. Forward-looking statements relating to our business include, among other things: statements concerning liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, payment or performance of obligations under indebtedness, payment of dividends, and other matters. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events: •general economic conditions, either nationally or in our market area, that are worse than anticipated; • regulatory and legislative actions or decisions that adversely affect our business plans or operations; • inflation and changes in the interest rate environment; • performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations; •changes in laws or government regulations affecting medical professional liability insurance; • changes to our ratings assigned by rating agencies; •the effects of health care changes, including managed care; •uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectibility of reinsurance; •bad faith litigation may arise from cases in which the amount of a judgment is above our policy limits; •post-trial motions may produce rulings adverse to us and/or appeals we undertake may be unsuccessful; • significantly increased competition among insurance providers and related pricing weaknesses in some markets; • our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; • the expected benefits from acquisitions may not be achieved or may be delayed longer than expected due to, among other reasons, business disruption, loss of customers and/or employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities; •changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board; •changes in our organization, compensation and benefit plans; and •any other factors listed or discussed in the reports we file with the Securities and Exchange Commission, including the Registration Statement filed on February 15, 2006 and updated on June 2, 2006, as well as in our periodic reports filed with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular

ProAssurance Strategic Overview Highlights Professional Liability Specialist Proven Track Record of Planning and Execution Market Leadership

Setting The Stage • Specialty insurance focus • Growing the top and bottom line through careful growth and effective management Positioned for long-term success

Setting The Stage Superior results through careful underwriting, proper pricing and effective claims handling Confident in current reserves Rated “A-” by A. M. Best, S & P and Fitch

Setting The Stage Nation’s fourth largest writer of medical liability Insuring over 31,500 policyholders* More than 24,000 physicians PIC Wisconsin adds almost 11,000 policyholders* More than 7,500 physicians Retention at 87% YTD 2006 • PIC Wis, NCRIC and new insureds balance out non-renewals

ProAssurance: Market Leadership ProAssurance is the foremost writer in its states of operation With NCRIC and PIC Wisconsin: market leaders in AL, DE, DC, OH & WI Strong Position in other states Continuing to grow within its market footprint But not forcing top line growth

ProAssurance: Market Leadership National Scale Local focus Corporate strategy applied locally to underwriting & claims Local Knowledge crucial to understanding legal environment Local presence enhances long-term customer relationships Efficiencies gained from consolidated “back-room” operations

We Created a Leader Through Consolidation

Experienced & Integrated at the top name postion Years at company Years in Industry Derrill Crowe, M.D. Chairman & CEO 29 29 Victor Adamo President & COO 21 26 Jeff Blowlby Chief Marketing Officer 8 22 Paul Butrus Vice Chairman 27 27 Howard Friedman Liability Group President/Chief Underwriting Officer James Morello Chief Accounting Officer 23 23 Frank O'Neil Sr. Vice President/IR Ned Rand Chief Financial Officer 2 14 Darryl Thomas Liability Group President/Chief Claims Officer 12 22 Average 17 23 Our Team Understand Integration Joined PRA from Medical Assurance Joined PRA from Professional Group Joined PRA after merger Officers, Directors & Employees Own ~ 10% of ProAssurance

ProAssurance Growth Strategy • We grow only when opportunities arise for profitable growth de novo expansion M&A All avenues open because of pricing pwoer Hard Market Internal Growth Hard Market Soft Market M&A is perferable because of pricing pressure

ProAssurance Growth Strategy We must have a strategic fit in medical liability Doctor-founded companies with similar culture The legal and regulatory environment must be favorable Understanding why companies are available Not all M&A opportunities should be pursed We don’t “bet the farm” and can acquire without “breaking the bank” Ability to use our stock in transactions Attractive because of strong book-value multiple Cash flow remains strong

Focusing on Success in 2006 Maintaining adequate pricing, strict underwriting and claims defense Targeting profitable states in an evolving market Taking advantage of our geographic diversification 2006 is a pivotal year in evaluating frequency and severity data

Focusing on Success in 2006 Physician involvement promotes a direct relationship with our insureds Claims/Underwriting Committees in 16 key states Quarterly meetings, attended by senior management Provides claims and underwriting insight Creates physician “Ambassadors” Regional Advisory Boards involve more than 500 leadership physicians Risk management seminars involve more than half our insureds each year

Operational Overview Pricing and Underwriting Review Operation Discipline Across all Stages of the Insurance cycle

Pricing and Underwriting Review Rates are adequate in all states We are maintaining the pricing needed to meet our ROE and margin targets Increases are slowing but margins are steady Premium levels affected by: Purchase of lower limits Adding exposures in lower-cost, but lower premium states

Reinsurance Review Our Treaties Renew October 1st Each Year Continual evaluation of proper retention levels Risk pricing vs. our capacity and willingness to accept risk Anticipating no meaningful change in renewal terms or conditions for 2006-2007 treaty

Reinsurance Review • Secure, diversified roster of reinsurers Hannover RE A Europe Reinsurer Rating Base AXA RE A Europe Lloyd's Syndicates A London Partner RE A+ Bermuda Transatlantic Re A+ Domestic

Claims Defense Remains our Core Driven from the top of the organization Our long-term competitive advantage Aggressive defense of non-meritorious claims Generates lower costs and higher loyalty We try more cases than any company in our line of business

Closed Claim Outcome Comparison Dropped or Dismissted Defense Verdict Plaintiff Verdict Settled Favorable Outcomes 85.1% 71.8% 13.3% 10.7% ProAssurance 2005 Favorable Outcomes 76.4% 70.8% 1.1% 4.2% 22.5% Industry Data, 2004*

Five-Year Loss Ratio Comparisons Our ability and willingness to defend claims allows us to achieve better results Legal Payments Loss Payments PRA in 2005 81.5% PRA 95.0% US Industry 108.4% 56.6% 53.4% 33.9% 24.9% 41.6% 74.5% Average Statutory Loss Ratio * Source A.M. Best Aggregates & Averages Medical Malpractive Predominating

Financial Overview Hightlights Ongoing Earnings Power Balance Sheet Strength

Balance Sheet (continuing Operations) in millions 9/30/06 12/31/05/12/31/04 Total Assets $4,330 $3,342 $2,743 Cash & Invested Assets $3,486 $2,649 $2,166 Policy Liabilities $2,589 $2,224 $1,819 Shareholders' Equity $1,082 $765 $611 Balance Sheet Strength Sets Pro Assurance Apart

YTD 2006 Income Statement Highlights Premium Growth of 4% Primarily due to NCRIC acquisition PIC Wisconsin will add premium in coming quarters Validates our strategy of growth by M&A Book Value Up $7.99 to $32.58 $3.50 from MEEMIC sale, $1.22 from PIC Wisconsin transaction Cash Flow from Insurance Operations: $236.4 million Cash Flow from Operating Activities: $ 134.5 million Favorable Reserve Development: $23.0 million ($11.0 million in Q3)

Focused on Shareholder Return Five-year return to shareholders: 186% Annualized five-year return: 22.1% Steady increase in Return on Equity Created more than $1 billion in shareholder value Built Book Value per Share even as interest rates have risen Management incentives aligned with shareholders’ interests

Five-Year Return to Shareholders Share Price Book Value 2001 2002 2003 2004 2005 YTD '06 NCRIC adds $0.95 in Q3, 2005 MEEMIC sales adds $3.51 in Q1, 2006 PIC Wisconsin adds $1.22 in Q3, 2006 $17.58 $21.00 $32.15 $39.11 $48.64 $52.11 $16.02 $17.49 $18.77 $20.92 $24.59 $32.58

Return to Shareholders Since Inception Book Value CAGR: 15.6% (to 9/30/06) Stock Return: 18.2% (to 11/15/06) Share Price Book Value Share value at November 15, 2006, Book Value at September 30, 2006

Investment Income a Factor Again Cash flow is over $1 billion since the creation of ProAssurance in 2001 Helping fuel higher investment returns

Key Objective: Return on Equity We price our policies to deliver a long-term average ROE of 12%-14% Assuming 1:1 premium-surplus Meeting the ROE Challenge ROE in 2006 is higher than "05 despite having additional capital to put to work

Key Objective: Strong Cash Flow Cash flow remains strong will benefit in 2006 from full-year NCRIC Additional benefit when PIC Wisconsin cloes 2006 cash flow affected by investment stragegy and timing/taxes in Q2

Key Objective: Combined Ratio Professional Liability Ratio History Combined Ratio Operating Ratio 2006 Goal: 97.1% 2005: 97.1% 79.1% 2004: 104.8% 90.2% 2003: 111.6% 97.7%

Management Aligned with Shareholder Annual Incentives Meaningful Percentage of total compensation paid primarily stock Based on: Combined Ratio Goals EPS Performance against peers Long-Term Incentives Moving away from options performance shares Three-year measurement period Based on: Total Return relative to a benchmark Book Value CAGR Stock Ownership Guidelines Directors 5x cash compensation CEO 5x base salary President 3x base salary Senior Officers 2x base salary Vice Presidents 1x base salary

Playing to Our Strengths Successful track record of market leadership We plan, execute and deliver Our plan for the future Proven platform with regional operating approach Organic growth and M&A expansion Our experienced and invested management team is focused on driving returns

Supplemental Data

ProAssurance Growth Strategy The current market environment favors growth by acquisition De Novo Growth vs. Growth by Acquisition Must price your way into the market Pricing can be adjusted No prior history Prior history available Lack of experienced personnel Local expertise available Limited access to key defense lawyers Access to proven defense lawyers Must establish distribution Utilize existing distribution Must create brand awareness Build on existing relationships with insureds and organized medicine, etc. No integration risk Integration risk No reserve risk Reserve risk need for careful due diligence

Management of Asset Risk We limit risk in our portfolio because we recognize the risk in our business No derivatives Average fixed maturity duration of 3.8 years Fixed income portfolio Weighted average rating: AA+ 97.8% investement grade Avg. tax-equivalent yield: 5.5% Net unrealized gain: $1 million